Financial income and expenses	12 Months Ended
Dec. 31, 2022
Financial income and expenses
Financial income and expenses	Financial income and expenses
The following table shows a reconciliation of financial income and expense. Interest expense on loans and other borrowings during 2020 and 2021 relates to the shareholder loan and loan facilities, and interest expense on lease liabilities relates to our property and equipment leases, both described in note 15.

Amounts in thousands USD	for the year ended December 31, 2022	for the year ended December 31, 2021	for the year ended December 31, 2020
Interest income	$1,159	$98	$—
Interest expense on loans and other borrowings	(31)	(1,760)	(6,355)
Interest expense on lease liabilities	(500)	(386)	(276)
Total interest income/(expense)	628	(2,048)	(6,631)
Total foreign exchange gain	14,059	1,874	5,455
Other financial income/(expenses)	508	(1,719)	(713)
Financial items - net	$15,195	$(1,893)	$(1,889)